SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                    FORM 8K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 30, 2003


                          MOLECULAR DIAGNOSTICS, INC.
              (Exact Name of Company as Specified in Its Charter)


          Delaware                    0-935                 36-4296006
(State or other Jurisdiction (Commission File Number)     (IRS Employer
     Of Incorporation)                                Identification Number)



                           414 NORTH ORLEANS STREET
                                   SUITE 510
                            CHICAGO, ILLINOIS 60610

             (Address and Zip Code of Principal Executive Offices)

                                (312) 222-9550

             (Registrant's telephone number, including area code)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       The Board of Directors and the Audit Committee, after reviewing proposals from several firms, engaged Altschuler Melvoin & Glasser LLP as Molecular Diagnostics, Inc.'s ("MDI") independent auditors for the fiscal year ended December 31, 2002. The engagement is effective April 30, 2003. During the two most recent fiscal years and through April 30, 2003, MDI has not consulted with Altschuler Melvoin & Glasser, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the MDI's financial statements. Altschuler Melvoin & Glasser LLP has not provided MDI with a written report or oral advice regarding such principles or audit opinion.


                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MOLECULAR DIAGNOSTICS, INC.


                                              /s/  Peter P. Gombrich
                                              -------------------------------
                                              Peter P Gombrich
                                              Chairman and Chief Executive
                                              Officer, Acting Chief Financial
                                              Officer

Date: May 1, 2003